EXHIBIT 10.19

AMENDMENT NO. 1 TO

REORGANIZATION AGREEMENT

This Amendment No. 1 to the Reorganization Agreement (this “Amendment”) is made and entered into, as of December 14, 2020, by and among Enhanced Capital Group, LLC, a Delaware limited liability company (“ECG”), Enhanced Tax Credit Finance, LLC, a Delaware limited liability company (“ETCF”), Enhanced Capital Partners, LLC, a Delaware limited liability company (“ECP”), Enhanced Permanent Capital, LLC, a Delaware limited liability company (“Enhanced PC”), and Enhanced Capital Holdings, Inc., a Delaware corporation (“ECH”). Each of ECG, ETCF, ECP, Enhanced PC, and ECH are sometimes referred to herein individually as a “Party,” and collectively, as the “Parties.” Unless otherwise specified, capitalized terms used but not defined herein have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

R E C I T A L S

A. WHEREAS, the Parties, together with Michael Korengold, entered into a Reorganization Agreement, dated as of November 19, 2020 (the “Agreement”); and

B. WHEREAS, in accordance with Section 6.2 of the Agreement, the Parties wish to amend Schedule I to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Parties, intending to be legally bound hereby, agree as follows:

1. Amendment to Schedule I to the Agreement. The Parties acknowledge and agree that Schedule I to the Agreement shall be amended in the form of Schedule I hereto.

2. Miscellaneous.

2.1 Except as expressly amended hereby, the Agreement and the Schedules thereto are unchanged and remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the parties thereto, as presently constituted are unchanged and will continue in full effect.

2.2 The provisions of Section 6 of the Agreement are incorporated into this Amendment mutatis mutandis as if appearing herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written by their respective officers thereunto duly authorized.

ENHANCED CAPITAL GROUP, LLC

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Chief Executive Officer

ENHANCED TAX CREDIT FINANCE, LLC

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Authorized Representative

ENHANCED CAPITAL PARTNERS, LLC

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Chief Executive Officer

ENHANCED PERMANENT CAPITAL, LLC

By:	Enhanced Capital Partners, LLC, its sole member

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Chief Executive Officer

ENHANCED CAPITAL HOLDINGS, INC.

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO REORGANIZATION AGREEMENT]

SCHEDULE I

ECG Permanent Capital Subsidiaries

1.	Enhanced Capital Utah Rural Investor, LLC
2.	Enhanced Capital Utah NMTC Note Issuer, LLC
3.	Enhanced Capital Georgia Rural Investor, LLC
4.	Enhanced Capital Ohio Rural Investor, LLC
5.	Enhanced Capital Ohio Rural Fund, LLC
6.	Enhanced Capital Utah Rural Fund, LLC
7.	Enhanced Capital Georgia Rural Holding, LLC
8.	Enhanced Capital Georgia Rural Manager, LLC
9.	Enhanced Capital Georgia Rural Note Issuer, LLC
10.	Enhanced Capital Georgia Rural Fund, LLC